Acquisition of Copper Mountain Mining Corporation (Schedule of detailed information about consideration transferred) (Details) - Copper Mountain Mining Corporation [Member] $ in Thousands	Jun. 20, 2023 USD ($) Share
Disclosure of detailed information about business combination [line items]
Equity instruments (84,165,617 common shares of Hudbay)	$ 436,687
Number of common shares of Hudbay | Share	84,165,617
Cash	$ 3,794
Consideration transferred - June 20, 2023	$ 440,481